Exhibit 99.2

3D Systems Corporation Conference Call & Webcast Discussion of Delay in Fourth Quarter and Full Year 2006 Results March 20, 2007 NASDAQ: TDSC www.3dsystems.com

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Participants Chanda Hughes Coordinator, Investor Relations Abe N. Reichental President & Chief Executive Officer Jerry Pribanic Interim Vice President & Chief Financial Officer Robert M. Grace, Jr. Vice President, General Counsel & Secretary

Forward-Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Yesterday’s Announcement We filed for an extension of time to file our Form 10-K We have delayed releasing our fourth-quarter and year-end 2006 operating results until we finish the 10-K We wanted to explain to you why we have taken these steps We wanted to share with you preliminary results for the fourth quarter of 2006 There can be no assurance that the final results that we report will be within the ranges set forth today

Fourth Quarter 2006 Expectations We believe that: Revenue for the fourth quarter should be in the range of $42 to $44 million Backlog should be in the neighborhood of $5 million at December 31, 2006 Revenue for materials is expected to continue its double-digit pace of growth Service revenue should be in line with the fourth quarter of 2005. Gross profit should be in the range of $16 million to $17 million for the fourth quarter due primarily to: changes in revenue mix lingering effects of disruptions that we encountered earlier in the year related to the implementation of our new ERP system and supply chain and logistics disruptions special accommodations that we extended to certain customers who experienced systems’ delays or disruptions

We believe that: Operating expenses for the fourth quarter should be in the range of $19 million to $21 million reflecting: residual expenses of relocating to Rock Hill ERP implementation costs abnormally high expenses in connection with our restatements Net pre-tax loss should be in the range of $3 to $5 million for the fourth quarter of 2006 Unrestricted cash on hand at year-end should be approximately $14 million, of which approximately $8 million was drawn from our Silicon Valley Bank facility Fourth Quarter 2006 Expectations

State of Business We believe that our business model is sound! Specifically we believe that: We have made good progress in resolving the causes of the business disruptions and the material weaknesses that have adversely affected our operations since the second quarter of 2006 We have already incurred most of the costs of our strategic initiatives and disruptions We incurred abnormally high expenses related to the restatement Our continuing level of backlog and strong demand for our materials suggests that the demand for our products remains strong Our growing installed base, coupled with the integration of our new systems with proprietary materials’ cartridges and our continuum of expert solutions, should improve the profitability of our business as revenue from materials continues to outpace the growth in systems The stability of our revenue base should improve as consumables’ sales rise as a percentage of the product mix relative to systems

State of Business Invested approximately $17 million to support our strategic initiatives, including: Our relocation to Rock Hill Inventory levels we previously disclosed As we make further improvements in our working capital management, we expect to return to our historical levels of performance in accounts receivable days outstanding and inventory Completed our relocation and consolidation into our new headquarters in Rock Hill, South Carolina Started up our new Rapid Manufacturing Center Announced plans to begin selling a new, revolutionary V-Flash™ Desktop Modeler this summer at the affordable price of $9,900 Received an order for 10 high-end systems from Tangible Express, a factional RP ownership provider Announced Accura 55® plastic, a new ABS-like plastic material

Other 2006 Significant Events Enhanced the performance of our Viper™ Pro SLA® and Sinterstation® Pro SLS® systems Introduced new digital dentistry system, the InVision® Dental Pro Introduced several new engineered materials and composites Continued outsourcing non-core activities Continued pruning our older products Curtailed development and sale of upgrades to legacy systems Expanded network of systems’ outsourcing partners and suppliers Broadened strategic alliances with key industry players and research universities Invested heavily in strategic and tactical R&D Implemented an ERP system Stepped up remediation efforts of the business disruptions we encountered Actively remediating the material weaknesses we have identified

Bottom Line We have experienced significant business setbacks and disruptions in the course of implementing our strategic initiatives that we believe are now behind us We are pleased with our continued strong order booking progression We are gratified with the sequential come back we are making We are deeply disappointed that disruptions in delivery and service resulting from our initiatives let down our valuable customers and stockholders We are committed to completing our remediation efforts and to having state-of–the-art controls, procedures and processes We continue undeterred to focus on our goals and our efforts to transform our company and the way we do business to establish a strong record of sustained growth and profitability

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions. Because of the preliminary nature of our fourth-quarter results, we are not in a position today to comment further on them. All questions must be directed through the teleconference portion of this call. Questions via the web will not be accepted. Question & Answer Session

Thank You for Participating A recording of this Webcast will be available two hours after completion of the call for three days. To access the recording, dial 1-800-642-1687 (or 706-645-9291 from outside the United States) and enter 3129215, the conference call ID number. A replay of this Webcast will be available approximately 48 hours after the call on 3D Systems’ website under the Investor Relations’ section.